SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported) – October 16, 2003

VALLEY NATIONAL BANCORP

(Exact Name of Registrant as Specified in Charter)

NEW JERSEY

(State or Other Jurisdiction of Incorporation)

1-11277 (Commission File Number)	22-2477875 (IRS Employer Identification No.)

1455 Valley Road, Wayne, New Jersey 07470

(Address of Principal Executive Offices)

(973) 305-8800

(Registrant’s Telephone Number)

Item 7.	Financial Statements and Exhibits

(c)	Exhibit

          99 Press Release dated October 16, 2003

Item 12.	Results of Operations and Financial Condition

On October 16, 2003, Valley National Bancorp (“Valley”) issued a press release reporting 2003 third quarter results of operations.

A copy of the press release is attached to this Current Report Form 8-K as Exhibit 99 and incorporated by reference herein.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VALLEY NATIONAL BANCORP

By:	/s/ Alan D. Eskow

Alan D. Eskow Executive Vice President and Chief Financial Officer (Principal Financial Officer)

Dated: October 16, 2003

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